UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2023

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414
(Commission File Number)

Texas	72-1121985
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

5718 Westheimer Road, Suite 700

Houston, Texas 77057

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001	WTI	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2023, W&T Offshore, Inc. (together with its guarantor subsidiaries, the “Company”) entered into a Thirteenth Amendment to the Sixth Amended and Restated Credit Agreement (the “Thirteenth Amendment”) dated as of December 29, 2023, among the Company, certain of its guarantor subsidiaries, Alter Domus (US) LLC, as administrative agent, and certain of the Company’s lenders and other parties thereto (as heretofore amended, the “Credit Agreement”). The Thirteenth Amendment, which became effective as of December 29, 2023, amends the Sixth Amended and Restated Credit Agreement dated as of October 18, 2018 to extend the maturity date from January 3, 2024 to January 31, 2024.

As of September 30, 2023, there were no borrowings outstanding under the Credit Agreement and no borrowings had been incurred under the Credit Agreement during the nine months ended September 30, 2023. As of September 30, 2023 and December 31, 2022, the Company had $4.4 million outstanding in letters of credit which have been cash collateralized.

The foregoing description of the Thirteenth Amendment does not purport to be complete and is qualified in its entirety by reference to the Thirteenth Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above hereby is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Thirteenth Amendment to the Sixth Amended and Restated Credit Agreement, dated as of December 29, 2023, by and among W&T Offshore, Inc., the guarantor subsidiaries party thereto, Alter Domus (US) LLC, and the various agents and lenders and other parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: January 2, 2024	By:	/s/ Jonathan Curth
	Name:	Jonathan Curth
	Title:	Executive Vice President, General Counsel and Corporate Secretary